UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/12/2011

UMB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  0-4887

MO	43-0903811
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1010 Grand Blvd, Kansas City, MO 64106
(Address of principal executive offices, including zip code)

(816) 860-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On January 12, 2011, UMB Financial Corporation (the "Company") issued a press release announcing that the Company has scheduled a conference call on January 26, 2011 at 8:30 a.m. (CST) to discuss the Company's financial results for the quarter ending December 31, 2010. The details regarding the conference call are included in the press release which is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

99.1. Press release dated January 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMB FINANCIAL CORP

Date: January 13, 2011	By:	/s/ Michael D. Hagedorn
Michael D. Hagedorn
Vice Chairman, CFO and CAO

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	January Conf Call press release